UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 6, 2010

THERABIOGEN, INC.
(Exact Name of Registrant As Specified In Charter)

Nevada	000-53008	98-0559606
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

120 Wall Street. Suite 2401 New York, NY 10005
(Address of Principal Executive Offices)

(321) 735-0265
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.

(a) Dismissal or resignation of independent registered public accounting firm

On June 30, 2010, our former audit firm, Berman Hopkins Wright & LaHam CPAs and Associates, LLP (“Berman Hopkins”)  notified us that the audit partners on our account were no longer with the firm and that, as a result, Berman Hopkins had decided to resign as the Company’s independent registered public accounting firm.

The reports of Berman Hopkins on the Company’s financial statements as of and for the year ended February 28, 2010 and 2009, contained no adverse opinion or disclaimer of opinion nor was it qualified or modified as to uncertainty, audit scope, or accounting principle, except that the reports for both years expressed a concern regarding the Company’s ability to continue as a going concern.

During the recent fiscal years ending ended February 28, 2010 and  2009 and the subsequent period through June 30, 2010, there have been no (i) disagreements with Berman Hopkins on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Berman’s satisfaction, would have caused Berman Hopkins to make reference to the subject matter of the disagreement(s) in connection with its reports; or (ii) “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Berman Hopkins with a copy of the above disclosures and requested that Berman Hopkins furnish the Company with a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the above statement. A copy of Berman’s letter, dated October 4, 2010 is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New independent registered public accounting firm

On October 6, 2010, effective July 1, 2010, the Board of Directors of the Company engaged Moss, Krusick & Associates, LLC of Winter Park (Orlando), Florida (“Moss, Krusick”) as the Company’s new independent public accounting firm.  Moss, Krusick was formed as a result of the split off of a substantial portion the securities practice of Berman Hopkins Wright & LaHam, CPAs and Associates, LLP (“Berman Hopkins”) into Moss, Krusick.  This was a result of the decision by Berman Hopkins, our former auditors to resign as our independent auditors to substantially reduce their securities audit practice.  The principals of Moss, Krusick are the same auditors who were engaged on the audit of the Company while at Berman Hopkins. Moss, Krusick has registered with the Public Company Accounting Oversight Board (”PCAOB”), and was advised of the acceptance of their application on August 12, 2010.

During the recent fiscal years ending February, 2010 and 2009, and the subsequent interim period prior to the engagement of Moss, Krusick, the Company had not either consulted Moss, Krusick regarding (i) the application of accounting principles to any specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(v)) or a reportable event (as defined in Item 304(a)(1)(v)).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

16.1           Letter of Berman Hopkins Wright & LaHam CPAs and Associates, LLP, dated October 6, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THERABIOGEN, INC.

Dated: October 7, 2010	By:	/s/ Kelly T.Hickel
Kelly T.Hickel
Chief Executive Officer